Exhibit 10.1

June 1, 2021

New Mountain Guardian III BDC, L.L.C.

787 Seventh Avenue, 49th Floor

New York, New York 10019

Re:	New Mountain Guardian III BDC, L.L.C. – Facility Increase Letter

Ladies and Gentlemen:

Reference is hereby made to the Loan Authorization Agreement dated as of July 30, 2019, among New Mountain Guardian III BDC, L.L.C., a Delaware limited liability company (the “Fund”), and BMO Harris Bank N.A. (the “Lender”) (as amended, restated, supplemented or otherwise modified prior to date hereof, the “Loan Agreement”). All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Loan Agreement.

The Fund has requested, and the Lender has agreed to increase the Amount of Maximum Credit under the Loan Agreement from $163,917,110 to $177,253,110, subject to the terms and conditions of the Loan Agreement. As of the date hereof and until otherwise agreed to in writing by the Lender, the Section entitled “Amount of Maximum Credit” appearing on the first page of the Loan Agreement is hereby amended to replace the reference of “$163,917,110” therein with a reference to “$177,253,110”.

Except for the amendments set forth herein, the Loan Agreement shall remain in full force and effect in accordance with its current terms. Delivery of executed counterparts of this letter agreement by telecopy or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as originals.

[Signature Page Follows]

This letter agreement supersedes and replaces any other written agreement or prior oral discussion regarding the matters set forth herein. This letter agreement shall be governed by the laws of the State of New York.

Very truly yours,

BMO Harris Bank N.A.

By:	/s/ Kristina H. Burden
Name:	Kristina H. Burden
Its:	Director

[Signature Page to Facility Increase Letter (June 2021) – New Mountain Guardian III BDC, L.L.C.]

Acknowledged and agreed to by:

New Mountain Guardian III BDC, L.L.C.

By:	/s/ Shiraz Kajee
Name:	Shiraz Kajee
Its:	Authorized Signatory

[Signature Page to Facility Increase Letter (June 2021) – New Mountain Guardian III BDC, L.L.C.]